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Rand Worldwide, Inc.

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RAND WORLDWIDE, INC.

161 WORCESTER ROAD, SUITE 401

FRAMINGHAM, MASSACHUSETTS 01701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 6, 2013

To the Stockholders of Rand Worldwide, Inc.:

The Annual Meeting of Stockholders of Rand Worldwide, Inc. (the “Company”) will be held at the Company’s offices located at 161 Worcester Road, Suite 401, Framingham, MA 01701on Wednesday, November 6, 2013 at 9:00 a.m., local time, for the following purposes:

1.	To elect as directors the six nominees selected by the Board of Directors and named in the enclosed proxy to serve for the ensuing year and until the election and qualification of their successors;

2.	To adopt a non-binding advisory resolution (the “Say-on-Pay Vote”) approving the compensation paid to the Company’s named executive officers for fiscal year 2013;

3.	To recommend, by non-binding advisory vote, the frequency (every one year, two years or three years) of future Say-on-Pay Votes; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed September 9, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. We ask for your support and encourage you to attend the Annual Meeting. On behalf of the Board of Directors, we urge you to sign, date, and return the accompanying proxy card as soon as possible, even if you plan to attend the Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important regardless of the number of shares that you own.

This proxy statement is accompanied by the Company’s Annual Report on Form 10-K for the year ended June 30, 2013.

By Order of the Board of Directors,

Marc L. Dulude	Lawrence Rychlak
Chief Executive Officer	Secretary

Framingham, Massachusetts

October 2, 2013

IMPORTANT—YOUR PROXY IS ENCLOSED

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on November 6, 2013:

The enclosed Proxy Statement, the enclosed form of Proxy, and Rand Worldwide, Inc.’s Annual Report on Form 10-K are available at http://annualmeeting.rand.com.

Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

RAND WORLDWIDE, INC.

161 WORCESTER ROAD, SUITE 401

FRAMINGHAM, MASSACHUSETTS 01701

508-663-1400

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Rand Worldwide, Inc. (the “Company”) in connection with its Annual Meeting of Stockholders to be held on Wednesday, November 6, 2013 at 9:00 a.m., local time, 161 Worcester Road, Suite 401, Framingham, MA 01701, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone, facsimile, or e-mail. No additional remuneration will be paid to officers, directors or regular employees who solicit proxies. The Company may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The approximate date on which this proxy statement and form of proxy will be mailed to stockholders is October 2, 2013.

As used in this proxy statement, the terms “the Company”, “Rand Worldwide”, “we”, “us”, and “our” refer to Rand Worldwide, Inc. and its consolidated subsidiaries unless the context clearly requires otherwise.

The Board of Directors has fixed the close of business on September 9, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting. As of the Record Date, there were outstanding 54,019,525 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), 384,495 shares of Series D Convertible Preferred Stock and 862 shares of Series E Convertible Preferred Stock (the shares of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock are sometimes collectively referred to as the “Outstanding Preferred Shares”). As of the Record Date, the outstanding shares of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock are convertible into 769,630 and 1,326,154 shares of Common Stock, respectively. The terms of the Outstanding Preferred Shares entitle the holders thereof to vote together with holders of our Common Stock, as a single class, on any matter submitted to holders of our Common Stock, on an as converted basis.

As to all matters that may properly come before the Annual Meeting, including the election of directors, each record holder of Common Stock as of the Record Date is entitled to one vote for each share of Common Stock held, and each record holder of the Outstanding Preferred Shares is entitled to one vote for each share of Common Stock into which the holder’s Outstanding Preferred Shares are convertible as of the Record Date. Shares of Common Stock and the Outstanding Preferred Shares may be voted in person or by proxy. If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in street name), you cannot vote your shares at the Annual Meeting by returning a proxy card directly to the Company and you cannot vote your shares at the Annual Meeting in person unless you obtain a “legal proxy” from your broker, bank or other nominee that entitles you to vote in person. If you want to vote your shares, you must either provide voting instructions to your broker, bank or other nominee or you should by following the instructions provided by your broker, bank or nominee when it sends this proxy statement to you or request a legal proxy from your broker, bank or other nominee so that you may vote in person.

A quorum for the Annual Meeting consists of a majority of the sum of (i) the shares of Common Stock outstanding as of the Record Date and (ii) the shares of Common Stock into which the Outstanding Preferred Shares may be converted as of the Record Date, in each case that are present at the meeting in person or by proxy and entitled to vote.

All properly executed proxies received pursuant to this solicitation will be voted as directed by the stockholder on the proxy card. If no direction is given, it is the present intention of the proxies named in the accompanying form of proxy to vote the shares represented thereby for the election as directors of the six nominees listed above, for the adoption of the non-binding resolution approving the compensation paid to the

Company’s named executive officers for fiscal year 2013, that future Say-on-Pay Votes be held every year 3 years, and in their discretion with respect to any other matter that may properly come before the meeting. If, due to unforeseen contingencies, any of the nominees designated above shall not be available for election, the proxies named in the accompanying form of proxy reserve the right to vote the shares represented thereby for such other person or persons as may be nominated for director by the Board, if any, so as to provide a full Board. The Company has no reason to believe that any nominee will be unable to serve if elected.

Stockholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. A prompt response is helpful and your cooperation will be appreciated.

Proxies may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by: (i) giving written notice to the Secretary of the Company at the Company’s address listed above; or (ii) giving written notice to the Secretary in person at the 2013 Annual Meeting. Any stockholder who attends the 2013 Annual Meeting and revokes his/her proxy may vote in person. However, attendance by a stockholder at the 2013 Annual Meeting alone will not have the effect of revoking a stockholder’s validly executed proxy.

RECENT CORPORATE HISTORY OF THE COMPANY

On August 17, 2010, the Company, then known as Avatech Solutions, Inc., acquired all of the outstanding capital securities of a separate Delaware corporation known as Rand Worldwide, Inc. (“pre-merger Rand Worldwide”) in a reverse merger transaction whereby the pre-merger Rand Worldwide merged with and into the Company (the “Merger”). The Company was the legal successor in the Merger and changed its name to “Rand Worldwide, Inc.” on January 1, 2011.

In the Merger, RWWI Holdings, LLC (“RWWI”), the sole stockholder of the pre-merger Rand Worldwide, received an aggregate of 34,232,682 shares (the “Merger Shares”) of the Company’s Common Stock in exchange for all of the outstanding shares of capital stock of the pre-merger Rand Worldwide, and the existing stockholders of the Company retained approximately 34% of the outstanding shares of Common Stock. The Merger Shares represent approximately 63.4% of our outstanding shares of Common Stock and approximately 57.5% of the outstanding voting rights of the holders of our capital stock, after giving effect to the voting rights of the Outstanding Preferred Shares.

As a consequence of the Merger, RWWI became the controlling stockholder of the Company. RWWI is majority-owned by funds (the “Ampersand Funds”) associated with Ampersand Capital, a private equity firm located in Wellesley, Massachusetts (“Ampersand”).

ELECTION OF DIRE CTORS (Proposal 1)

At the 2013 Annual Meeting, stockholders will be asked to elect the six directors identified below to hold office for the ensuing year and until their successors are duly elected and qualified. Each of the nominees is a current director of the Company who is standing for re-election and, except for Mr. Rychlak, was previously elected by stockholders. The Board elected Mr. Rychlak as a director in September 2013. Information about the six director nominees, including their names, ages as of the Record Date, and principal occupations and business experience for the past five years, is set forth below. The Company’s Chief Executive Officer and its President and Chief Financial Officer are director nominees.

Name	Age	Director Since
Richard A. Charpie	61	August 2010
Marc L. Dulude	53	August 2010
Peter H. Kamin	51	March 2012
Manu Parpia	63	March 2011
Lawrence Rychlak	57	September 2013
Charles D. Yie	55	August 2010

RICHARD A. CHARPIE, PhD — Dr. Charpie joined the Board in connection with the Merger at which time he was also elected Chairman of the Board and remained in that role until September 2013. He has more than 30 years of private equity experience and is a Managing Partner of Ampersand, which is currently the largest equity owner of RWWI. Dr. Charpie joined Ampersand’s predecessor in 1980 and led its activities beginning in 1983. He has served as a director of more than 35 companies and as Chairman of more than 10 companies. He holds an M.S. degree in Physics and a Ph.D. in Economics and Finance, both from the Massachusetts Institute of Technology. He served on the board of directors of the pre-merger Rand Worldwide immediately prior to the Merger.

MARC L. DULUDE — Mr. Dulude became a director and Chief Executive Officer of the Company in connection with the August 2010 Merger with Avatech and became Chairman of the Board in September 2013. From April 1, 2009 through the date of the Merger, Mr. Dulude was the President, Chief Executive Officer, and Chairman of the Board of the pre-merger Rand Worldwide. Prior to joining Rand Worldwide, Mr. Dulude was a General Partner with Ampersand Capital, a private equity firm he joined in 2002. Before Ampersand, Mr. Dulude spent six years at Moldflow Corporation, a product design simulation software company, where he was Chairman, President and CEO. Mr. Dulude has nearly two decades of experience as a senior information technology executive, including serving as Senior VP of Marketing at Parametric Technology Corporation (NASDAQ: PMTC), a product lifecycle management company, and in various positions at Nortel, a telecommunications company. Mr. Dulude holds a M.Eng. Degree in Mechanical Engineering from Carleton University. Mr. Dulude is on the board of directors of Kortec, Inc., a PET packaging equipment manufacturing company.

PETER H. KAMIN — Mr. Kamin joined the Board of Directors in March 2012. He is the founder and Managing Partner of 3K Limited Partnership. For the previous 11 years, Mr. Kamin was a founding member and Managing Partner of ValueAct Capital. Prior to founding ValueAct Capital in 2000, Mr. Kamin founded and managed Peak Investment L.P. Peak was a limited partnership, organized to make investments in a select number of domestic public and private companies. Mr. Kamin is presently a Director of Ambassadors Group, Inc., MAM Software Group, Inc., Tile Shop Holdings and several privately held companies. Mr. Kamin has previously served as a Director of a number of public and private companies. Mr. Kamin holds a BA from Tufts University and an MBA from Harvard’s Graduate School of Business.

MANU PARPIA — Mr. Parpia joined the Board of Directors in March 2011. Mr. Parpia was Chief Executive of the Electronic Business Equipment Division of Godrej & Boyce from the mid-1980s to 1999. During this period, he also founded Godrej Pacific, and served as its Managing Director from 1995 to 1999. In his activities with Godrej, he oversaw the design, development, manufacture and distribution of a variety of high-tech products. After his time at Godrej, he founded Geometric Ltd. and assumed the position of Managing Director, serving Geometric in that role until 2006. Today he sits on many boards including Geometric Ltd., 3d PLM Software Solutions Ltd., Virgo Engineers Ltd. and Godrej Infotech Ltd. In addition he is a Charter Member of The Indus Entrepreneurs (TiE)—Mumbai Chapter where he chairs their mentoring efforts.

LAWRENCE RYCHLAK — Mr. Rychlak joined the Board of Directors in September 2013. Mr. Rychlak was hired by Avatech in May 2005 as Chief Financial Officer and was appointed President in October 2009. Following the Merger, Mr. Rychlak continued as the President and Chief Financial Officer of Rand Worldwide, Inc. Prior to joining the Company, he worked for Environmental Elements Corporation, where he served as interim president and Senior Vice President and Chief Financial Officer from 2001 to May 2005. Mr. Rychlak’s background also includes several senior financial positions in both for profit and not-for-profit organizations, business consulting with a regional consulting firm and eight years with an international accounting and consulting firm. He is a Certified Public Accountant and holds a Bachelor of Arts degree in Accounting and a Master’s degree in Business Administration from Loyola University Maryland.

CHARLES D. YIE — Mr. Yie joined the Board of Directors in connection with the Merger. He is a Senior Advisor of Ampersand, which he joined in 1985, and has been a director of more than 20 companies, including as Board Chair of four companies. Mr. Yie formerly served as a systems engineer and manufacturing specialist at Hewlett-Packard Company. He holds a B.S. degree in Electrical Engineering and a M.S. degree in Management, both from the Massachusetts Institute of Technology. Mr. Yie currently serves as the Chair of the board of directors of Kortec, Inc.

Vote Required

Directors are elected by a plurality of the votes cast. Accordingly, if a quorum is present, a director nominee will be elected if he or she receives the most votes cast on his or her election. Abstentions, withheld votes, and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will have no effect on the outcome of the vote.

Board Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the election of each nominee named above.

Interests of Director Nominees in the Election

In connection with the August 2010 merger with Avatech, the Company and each person who was serving as a director or an executive officer of the Company immediately prior to the Merger (each, a “Holder”) entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with RWWI. Under the Stockholders’ Agreement, until the date on which RWWI ceases to hold at least 25% of the shares of Common Stock (the “Designation Period”), the parties agreed, among other things, that (i) the Board will nominate three individuals designated by RWWI to serve on our Board (each, a “Designator Nominee”) and recommend that the stockholders vote to elect such Designator Nominees as directors, (ii) the Board will fill any vacancy that may arise upon the resignation, removal, death or disability of any of the elected Designator Nominees with a new director chosen by RWWI, and (iii) the Board nominate for election and recommend that the stockholders vote to elect our Chief Executive Officer to serve as a director (upon such election, the “CEO Director”) and that the initial CEO Director would be Mr. Dulude. Messrs. Charpie and Yie have been designated as Designator Nominees by RWWI for purposes of this Annual Meeting, and Mr. Dulude has been designated as the CEO Director for purposes of this Annual Meeting.

During the Designation Period, each Holder also agreed to vote, and to cause each of his affiliates to vote, all of their voting securities held by such Holder or affiliate (i) for the election of Designator Nominees, (ii) against the removal of any elected Designator Nominee except for cause unless such removal is directed or approved by RWWI, (iii) for the removal of any elected Designator Nominee if such removal is directed or approved by RWWI, and (iv) for the election of a nominee designated to fill any vacancy created by the resignation, removal, death or disability of an elected Designator Nominee or the CEO Director. All Holders agreed to execute, and to cause their affiliates to execute, any written consents required to effectuate their obligations under the Stockholders’ Agreement.

Qualifications of Director Nominees

The following table lists the specific experience, qualifications, other attributes and skills of each of the director nominees that led the Board of Directors to determine that such persons should serve on the Board.

Director	Skills/Qualifications
Richard A. Charpie	Business and Finance experience gained over 30 years of private equity experience; Managing Partner of Ampersand Capital; Numerous directorships of public and private companies; Board Chair of more than 10 companies; Ph.D. in Economics and Finance.

Director	Skills/Qualifications

Marc L. Dulude	Business experience includes several directorships and senior executive roles in both public and private companies; Eight years of private equity experience; In addition to business experience, possesses a strong technical background including a M. Eng. degree in Mechanical Engineering.

Peter H. Kamin	Founder of ValueAct Capital, a venture capital firm; Founded and managed Peak Investment L.P. a limited partnership, organized to make investments in a select number of domestic public and private companies; Holds BA and MBA degrees.

Manu Parpia	Business and Finance experience gained over 30 years of experience; Previous senior executive experience in a public company and several positions on Boards of Directors; B.S. degree in Chemical Engineering and a MBA.

Lawrence Rychlak	Business and Finance experience gained over 35 years of experience; Previous senior executive experience in a variety of private and public companies; B.A. degree in Accounting, MBA and a Certified Public Accountant.

Charles D. Yie	Business experience includes directorships in more than 20 companies and prior senior executive experience; Significant private equity experience with Ampersand as a General Partner and most recently as a Senior Advisor; B.S. degree in Electrical Engineering and M.S. degree in Management.

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and complies with the laws, rules and regulations that govern the Company’s operations in all material respects.

Committees and Meetings of the Board of Directors

Board of Directors — During the fiscal year ended June 30, 2013, the Board of Directors held four meetings. During the period he or she served, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the year and (ii) the total number of meetings held by all committees on which the director served during such year. Directors are not required to attend the Annual Meeting of Stockholders but all persons who were serving as directors at the time of the 2012 Annual Meeting of Stockholders attended that meeting.

Audit Committee — The Company’s Board maintains a separately-designated standing Audit Committee, consisting of Charlie Yie (Chair) and Peter H. Kamin, that is appointed by the Board to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. Prior to their resignations, Ms. Suzanne E. MacCormack and Mr. George Davis were also members of the Audit Committee. The Audit Committee’s responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. The Board has determined that Mr. Yie satisfies the definition of “audit committee financial expert” contained in Item 407 of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee has adopted a written charter, which is available on the Company’s Internet website at www.rand.com. During the fiscal year ended June 30, 2013, the Audit Committee met four times.

Nominating Committee — The full Board of Directors acts as a nominating committee for the annual selection of nominees for election as directors (see “Director Recommendations and Nominations” below). The Board met in this capacity one time during fiscal year 2013. The Board believes that the interests of the Company’s stockholders are served by relegating the nominations process to the full Board and all but two of its members are independent directors. In fulfilling its nominating function, the Board does not operate under a separate charter.

Compensation Committee — Messrs. Yie and Parpia were appointed to serve as the members of the Compensation Committee. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other members of the senior management of the Company, subject to approval from the full Board. On an annual basis, the Chief Executive Officer evaluates the compensation of the senior management team based on their performance and peer comparisons and makes recommendations to the Compensation Committee as to the compensation level for those positions for the coming year. During the fiscal year ended June 30, 2013, the Compensation Committee held one official meeting and did not operate under a written charter.

Director Independence

The Board has determined that each of Messrs. Charpie, Kamin, Parpia and Yie is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”), that each member of the Compensation Committee is an “independent director” as defined by NASDAQ Rule 5605(a)(2), and that Charlie Yie, the Audit Committee financial expert, satisfies the audit committee independence standards of NASDAQ Rule 5605(c)(2). Neither Mr. Dulude nor Mr. Rychlak is an “independent director” because they are current executive officers of the Company. During their respective periods of service on the Board, George M. Davis, who resigned from the Board in August 2013, was not an “independent director” because he previously served as the Company’s CEO, and Suzanne E. MacCormack, who resigned from the Board in April 2013, was an “independent director” as defined by NASDAQ Rule 5605(a)(2and satisfied the audit committee independence requirements of NASDAQ Rule 5605(c)(2).

In making these independence determinations, the Board considered the effect of the Merger on director independence.

Board Leadership and Role in Risk Oversight

The Board believes that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company at any point in time. The positions of Chairman of the Board and Chief Executive Officer are held by two different people based on the Board’s recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and for day-to-day leadership and performance of the Company.

The Board fulfills a significant role in the oversight of risk in the Company, both through the actions of the Board as a whole and those of its Compensation and Audit Committees. The Board is responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes that this division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board leadership structure supports this approach. The Board receives periodic reports from management regarding the most significant risks facing our Company. The Board meets at least every quarter to review the operations of the Company, its financial results and any items of strategic importance or significant risk. The Audit Committee meets regularly with the Company’s independent registered public accounting firm to receive reports on the results of the audited financial statements and to review and approve all major regulatory filings. The Compensation Committee establishes and oversees the Company’s executive compensation programs and periodically reviews these programs to determine whether they present any significant risks to the value of the Company.

Compensation of Directors

The full Board is responsible for establishing compensation policies and setting directors’ compensation. The following table provides information about the compensation paid to or earned by the Company’s directors during fiscal year 2013 who are not named executive officers (as defined below in the section entitled, “EXECUTIVE COMPENSATION”). Information regarding directors who are also named executive officers is presented in the Summary Compensation Table that is provided later in this proxy statement. Information with respect to Messrs. Charpie and Yie and Ms. MacCormack is not included because they waived receipt of, and did not receive, any compensation, in any form, from the Company during fiscal year 2013.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(2, 3)	All Other Compensation ($)(4)	Total ($)
George M. Davis[1]	14,500	0	3,600	1,309	19,409
Peter H. Kamin	15,500	0	3,600	400	19,500
Manu Parpia	14,500	0	3,600	11,094	29,194

(1)	Mr. Davis resigned from the Board on August 21, 2013.
(2)	The value of each equity award reflects the aggregate grant date fair value of that award computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718, “Accounting for Stock Compensation”. See Note 1 to the consolidated audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 regarding the assumptions underlying the valuation of equity awards.
(3)	At June 30, 2013, outstanding stock options held by Mr. Davis, Mr. Kamin and Mr. Parpia were options to purchase 18,000, 24,000 and 34,200 shares, respectively.
(4)	Amounts represent travel reimbursements for attending Board and other Company meetings.

Under the provisions of the current Board Compensation Plan, non-employee members of the Board of Directors receive an annual salary of $10,000, payable in quarterly installments, as well as $1,000 for each meeting attended. The Chair of the Compensation Committee receives an additional $2,500 per year, paid in quarterly installments, for performing his duties and the Audit Committee Chair receives an additional annual salary of $24,000, also paid in quarterly installments. Non-employee members of the Board receive an additional $500 for each committee meeting which lasts more than 30 minutes. Directors may elect to receive $1.20 worth of stock in lieu of each dollar of cash compensation. Directors are also eligible to participate in the Company’s Omnibus Equity Compensation Plan. Each non-employee director also receives an initial grant of an option to purchase 18,000 shares of Common Stock upon joining the Board, one-third of which vests immediately and the remainder vests in equal installments on the first and second anniversary of the grant date. At the end of each fiscal year, non-employee directors are granted immediately vested options to purchase 6,000 shares of stock. The exercise price of all non-employee director stock options and the value of stock granted in lieu of cash compensation is the closing price of a share of the Common Stock on the last business day before the options are granted or shares of stock are issued.

Directors who also serve as employees of the Company do not receive separate remuneration for service on the Board.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees, including its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The Code of Ethics is posted on the Company’s Internet website at http://www.rand.com. In the event of an amendment to, or a waiver from, a provision of the Company’s Code of Ethics that applies to any of the Company’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, the Company intends to promptly disclose such amendment or waiver on its Internet website.

Director Recommendations and Nominations

Director candidates may come to the attention of the Board of Directors from any number of sources, including current directors, executive officers or other persons. The Board does not have a formal policy under which it considers the diversity of candidates for directorship when making nominations. The Board periodically reviews its list of candidates available to fill vacancies and researches and evaluates, among other things, the talent, skills, financial and business experience and expertise of the candidate, his or her independence from the Company, and his or her general background. In addition, the Board assesses whether any vacancies are expected due to retirement or otherwise and the need for particular expertise on the Board. Historically, the Board has generally sought to choose individuals that have skills, education, experience and other attributes that will complement and/or broaden the strengths of the existing directors.

The Board will consider a candidate recommended by a stockholder and, in doing so, will apply these same methods and criteria to any such recommendation. It should be noted, however, that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Board of Directors. A stockholder who desires to nominate a candidate for election may do so only in accordance with Section 5(c) of Article III of the Company’s By-Laws, a copy of which may be obtained from the Secretary of the Company or from the Company’s filings with the SEC.

Furthermore, stockholders should understand that the Board’s ability to nominate directors, whether recommended by a stockholder or otherwise, may be limited by the terms of the Stockholders’ Agreement, which is discussed in detail above. Specifically, the Stockholders Agreement currently limits the size of the Board to six directors, the Board agreed to nominate certain individuals to the Board for certain periods, and RWWI and all persons who were serving as directors or executive officers of the Company at the time of the Merger (and their affiliated investment funds) agreed to vote their respective shares of our voting securities for the election of certain nominees.

Communications with the Board

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company’s Secretary, 11201 Dolfield Boulevard, Suite 112, Owings Mills, Maryland 21117. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary (subject to any applicable regulatory requirements) will use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Indemnification Agreements

The Company has entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors (each, an “Indemnitee” and collectively, the “Indemnitees”). Under the Indemnification Agreements, the Company agreed to indemnify each Indemnitee to the fullest extent permitted by law against any liability arising out of the Indemnitee’s performance of his or her duties to the Company. The indemnification provided by the Indemnification Agreements is in addition to the indemnification required by the Company’s bylaws and applicable law. Among other things, each Indemnification Agreement indemnifies the Indemnitee (and under certain circumstances, investment funds affiliated with the Indemnitee) against certain expenses (including reasonable attorneys’ fees) incurred by the Indemnitee in any action or proceeding, including any action by or in the right of the Company, arising out of the Indemnitee’s service to the Company or to any other entity to which the Indemnitee provides services at the Company’s request. Further, each Indemnification Agreement requires the Company to advance funds to the Indemnitee to cover any expenses the Indemnitee incurs in connection with any proceeding against the Indemnitee as to which the Indemnitee could be indemnified. Each of the director nominees is an Indemnitee.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES OF RAND WORLDWIDE, INC.

The following table shows information, as of the Record Date, with respect to each person or group of persons, other than directors, director nominees, and executive officers of the Company, known by the Company to beneficially own more than 5% of the Company’s voting securities. Generally, a person “beneficially owns” voting securities if that person has or shares with others the right to vote those securities or to invest (or dispose of) those securities, or if that person has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percent of class owned by each such person is calculated by dividing the number of voting securities beneficially owned by each person by the total number of voting securities actually outstanding on the Record Date. To the Company’s knowledge, subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all voting securities shown as beneficially owned by them.

Name and Address of Beneficial Owner	Common Stock		Series D Convertible Preferred Stock		Series E Convertible Preferred Stock
	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class
RWWI Holdings LLC c/o Ampersand Capital 55 William Street, Suite 240 Wellesley, MA 02481	34,232,682	63.4%	—	—	—	—

The following table shows information known by the Company, as of the Record Date, with respect to the beneficial ownership of the Company’s voting securities by each of the Company’s current directors, director nominees, and named executive officers, and all of the current directors, director nominees, and executive officers as a group. Generally, a person “beneficially owns” voting securities if that person has or shares with others the right to vote those securities or to invest (or dispose of) those securities, or if that person has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percent of class owned by each such person is calculated by dividing the number of voting securities beneficially owned by each person by the total number of voting securities actually outstanding on the Record Date. To the Company’s knowledge, subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares of the voting securities shown as beneficially owned by them.

	Common Stock		Series D Convertible Preferred Stock		Series E Convertible Preferred Stock
Beneficial Owner	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class
Peter H. Kamin[1]	7,857,315	14.5%	—	—	—	—
Lawrence Rychlak[2]	562,556	1.0%	—	—	25	2.9%
Marc L. Dulude[3]	348,188	*	—	—	—	—
Robert Heeg[4]	174,094	*	—	—	—	—
Manu Parpia[5]	34,200	*	—	—	—	—
Richard A. Charpie	—	—	—	—	—	—
Charles D. Yie	—	—	—	—	—	—
All current directors, director nominees, and executive officers as a group (a total of 7 persons):	8,976,353	16.3%	—	—	25	2.9%

*	Less than one percent.
(1)	Mr. Kamin is a member of the Board of Directors. The amount shown for Mr. Kamin includes 24,000 shares of Common Stock subject to exercisable options.

(2)	Mr. Rychlak is a member of the Board of Directors and also serves as the Company’s President and Chief Financial Officer. The amount shown for Mr. Rychlak includes 524,094 shares of Common Stock subject to exercisable options and 38,462 shares of Common Stock issuable on conversion of shares of Series E Convertible Preferred Stock.
(3)	Mr. Dulude is a member of the Board of Directors and also serves as the Company’s Chief Executive Officer. The amount shown for Mr. Dulude is comprised of 348,188 shares of Common Stock subject to exercisable options.
(4)	Mr. Heeg served as the Company’s Executive Vice President until September 2013. The amount shown is comprised of 174,094 shares of Common Stock subject to exercisable options.
(5)	Mr. Parpia is a member of the Board of Directors and the amount shown for Mr. Parpia is comprised of 34,200 shares of Common Stock subject to options.

EXECUTIVE OFFICERS

Set forth below is information with respect to the individuals who serve as the executive officers of the Company.

Name	Age	Position
Marc L. Dulude	53	Chairman of the Board and Chief Executive Officer
Lawrence Rychlak	57	President and Chief Financial Officer

Marc L. Dulude — Mr. Dulude became Chief Executive Officer in connection with and pursuant to the terms of the Merger with Avatech and became Chairman in September 2013. Information about Mr. Dulude, including his business experience during the past five years, is set forth above under the heading “ELECTION OF DIRECTORS (Proposal 1)”.

Lawrence Rychlak — Mr. Rychlak became President and Chief Financial Officer in connection with and pursuant to the terms of the Merger with Avatech. Information about Mr. Rychlak, including his business experience during the past five years, is set forth above under the heading “ELECTION OF DIRECTORS (Proposal 1)”.

EXECUTIVE COMPENSATION

The following table provides detailed information about the remuneration (for services in all capacities) awarded to, earned by, or paid during the last two fiscal years to (i) the individual who served as the Company’s principal executive officer during fiscal year 2013 (the “PEO”), (ii) the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers as of June 30, 2013 and who earned more than $100,000 during fiscal year 2013, and (iii) up to two additional individuals for whom information would have been disclosed pursuant to the preceding item (ii) but for the fact that such individuals were not serving as executive officers as of June 30, 2013 (collectively, the “named executive officers”). The Board has determined that Mr. Dulude, who serves as the Company’s PEO, Mr. Rychlak and Robert Heeg, who served as Executive Vice President of the Company until September 2013, constitute the “named executive officers” for purposes of this proxy statement.

SUMMARY COMPENSATION TABLE

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)[2]	Total ($)
Marc L. Dulude	2013	299,833	75,410	0	0	10,262	385,505
Chief Executive Officer	2012	287,417	0	107,743	107,500	8,745	511,405

Lawrence Rychlak	2013	248,333	42,259	0	0	9,547	299,139
President and Chief Financial Officer	2012	243,333	0	53,872	72,000	8,868	378,073

Robert F. Heeg	2013	238,750	40,802	0	0	24,412	303,964
Former Executive Vice President	2012	237,583	0	53,872	63,000	23,270	377,725

(1)	For purposes of this table, the value of each equity award reflects the aggregate grant date fair value of that award computed in accordance with FASB ASC Topic 718, “Accounting for Stock Compensation”. See Note 1 to the consolidated audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 regarding the assumptions underlying the valuation of equity awards.
(2)	Amount represents employer matching contributions under the Company’s 401(k) plan and an annual $14,400 automobile allowance for Mr. Heeg.

Executive Compensation Philosophy and Employment Arrangements with Named Executive Officers

Compensation Philosophy

The Board maintains a separate Compensation Committee that is charged with establishing executive compensation. The Committee understands and values the vital impact that executive management has in achieving success for the Company and the creation of stockholder value, and it recognizes the highly competitive environment in which the Company must compete for top-level executive management. The overall objective in establishing executive compensation is to ensure that the Company can attract, retain, motivate and reward a high caliber, high performing executive team, which is continually focused on achieving long-term stockholder value. The Committee believes that the Company’s compensation program offers a competitive compensation package to all executive employees that takes into account both individual contributions and corporate performance. The Chief Executive Officer plays a role in recommending incentive plan compensation awards to the Compensation Committee and also serves as a director and votes on compensation matters of the senior management, except for his own compensation.

The Committee seeks to accomplish its goals by paying competitive base salaries augmented with performance-based incentives, and securing these benefits and the employment of the executives through written employment agreements when appropriate. Short-term compensation includes both base salary and performance-based cash bonus opportunities, while long-term incentives are generally in the form of equity based awards, with or without performance features. Both cash bonuses and long-term incentive plans align management’s interests with stockholders by incenting earnings growth and providing significant equity interest in the Company.

Base salaries are set at levels intended to foster career development among executives, consistent with the long-term nature of the Company’s business objectives. In setting base salary levels, consideration is given to salary levels paid to executives holding similar positions at other comparable organizations. Annual salary adjustments are determined after considering the executive’s performance during the immediately preceding year.

Employment Arrangements with Named Executive Officers

Messrs. Dulude and Rychlak are parties to employment agreements with the Company. Prior to the termination of his employment, Mr. Heeg was also party to an employment agreement with the Company.

Mr. Dulude’s agreement entitles him to an annual base salary that is currently set at $309,000 plus an annual bonus targeted at $207,000 for fiscal year 2013, based on his achievement of certain performance goals established from time to time, and subject to annual review by the Compensation Committee. The agreement also entitles Mr. Dulude to participate in any long term incentive plan that may be adopted by the Board. Mr. Dulude is also entitled to participate in the Company’s benefit programs to the same extent as, and subject to the same terms, conditions and limitations applicable to, other employees of the Company, including 401(k) plan participation, life, health, dental, accident and short term and long term disability insurance. The effective date of his agreement is January 1, 2011 and the agreement may be terminated by the Company or Mr. Dulude at any time without prior notice. If the Company terminates the agreement without “Cause” (as defined in the agreement) or in the event of Mr. Dulude’s death or disability, then Mr. Dulude is entitled to salary and benefits continuation for a period of twelve (12) months provided that Mr. Dulude (or his estate, as the case may be) executes and delivers a release and waiver of claims acceptable to the Company within twenty eight (28) days of the termination. The Company will be deemed to have terminated Mr. Dulude without “Cause” if Mr. Dulude terminates his agreement and any of the following events occur and the Company does not take action to remedy such event within 30 days of receiving notice from Mr. Dulude of such event: (i) the Company substantially reduces or diminishes Mr. Dulude’s duties and responsibilities without Cause; (ii) the Company reduces Mr. Dulude’s base salary (other than in connection with a proportional reduction of the base salaries of a majority of the executive employees of the Company); or (iii) the Company permanently relocates Mr. Dulude without his written consent to another primary office unless Mr. Dulude’s primary office following such relocation is within 50 miles of his primary office immediately before the relocation or his permanent residence immediately prior to the date of his relocation. If Mr. Dulude is terminated by the Company with Cause or if Mr. Dulude voluntarily resigns, then he is entitled only to the amount owed for work done prior to the termination or resignation. In connection with his employment agreement, Mr. Dulude executed an Employee Confidentiality, Assignment of Inventions, Non-Competition and Non-Solicitation Agreement (the “Confidentiality Agreement”) pursuant to which he agreed, among other things, not to compete with the Company or any of its affiliates, during the term of his employment or for 12 months thereafter.

On August 7, 2010, in connection with the Merger, the Company and Mr. Rychlak entered into an Amended and Restated Employment Agreement to ensure that Mr. Rychlak’s employment agreement complies with Section 409A of the Internal Revenue Code, and to modify some severance provisions. Mr. Rychlak’s employment agreement calls for an annual salary which is currently set at $255,000 and is subject to annual review, and the right to participate in all benefit plans offered by the Company to its executive officers, including participation in the Company’s 401(k) plan, its equity compensation plans and its fringe benefit plans. In addition, the agreement provides for an annual bonus, targeted at $130,000 for fiscal year 2013, based on his achievement of certain performance goals established from time to time, or a discretionary bonus as determined and awarded by the Compensation Committee. Mr. Rychlak’s employment agreement provides for severance benefits if the Company terminates him without “Cause” (as defined in the agreement), if Mr. Rychlak terminates his employment for “Good Reason” (as defined in his agreement), or if he voluntarily resigns upon a “Change in Control” (as defined in the agreement). Severance benefits include the continuation of base salary and benefits (to the extent those benefit plans permit continued participation) 12 months after any of the aforementioned events. Under his agreement, Mr. Rychlak is prohibited from conflicts of interest and is required to maintain the confidentiality of nonpublic information regarding Rand and its customers. Additionally, Mr. Rychlak is bound by a covenant not to compete and not to interfere with other employees of Rand for a period of twelve months following his termination.

Mr. Heeg’s was terminated in September 2013. Under the terms of his employment agreement, dated May 7, 2008, and in connection with the termination of his employment, Mr. Heeg is entitled to receive, subject to any applicable waiting periods required by law, severance in the form of continued base salary for 12 months and the costs associated with continuing his employee benefits during such 12-month period, including medical coverage under the Company’s insurance plans, provided that he executes and delivers a release and waiver of claims acceptable to the Company within 28 days of his termination date. At the time of his termination, Mr. Heeg’s base salary was $238,750 per year.

Executive Bonuses

The Company maintains an Annual Cash Bonus Plan which is designed to pay out cash bonuses based on the achievement of pre-established levels of annual earnings before interest, taxes, depreciation and amortization (“EBITDA target”). For the year ended June 30, 2013, management did not meet the EBITDA threshold established by the Board, however the Board awarded discretionary bonuses to Messrs. Dulude, Rychlak and Heeg of $75,410, $42,259 and $40,802, respectively.

Long-Term Incentive Compensation/Equity Based Awards

The Compensation Committee believes that equity based compensation is among the most effective means of creating a long-term link between the interests of the Company’s stockholders and the performance of our organization and its executive team. Vesting schedules for equity based awards also encourage officer retention. To further this objective, the Company has adopted the Omnibus Equity Compensation Plan (the “Omnibus Plan”) that was presented to, and approved by, its shareholders at the Company’s 2012 Annual Meeting of Stockholders. The Company previously maintained its 2002 Option Plan and the Avatech Solutions, Inc. Restricted Stock Award Plan but those Plans terminated in 2012, but stock options granted under that plan were outstanding at June 30, 2013.

Under the Omnibus Plan, the Compensation Committee may award, and executives are eligible to receive, the following: (i) options to purchase shares of Common Stock at a price equal to the fair market value of a share of Common Stock on the date of grant; (ii) shares of Common Stock that may be subject to restrictions on transfer pending the vesting of those awards; (iii) stock units, which are similar to a stock award, except that no shares of Common Stock are immediately transferred to the participant and they have no voting rights; (iv) performance units, which represent the right of the participant to receive a share of Common Stock or an amount based on the value of a share of Common Stock, if specified performance goals are met; and/or (v) other stock-based awards that are based on, measured by or payable in shares of Common Stock to anyone eligible to participate in the Omnibus Plan, on such terms and conditions as the Compensation Committee deems appropriate. Under the Omnibus Plan, the number of shares of Common Stock subject to each award, the period of its exercisability and any restrictions imposed on the award are based on competitive market practices, Company performance, and the performance of the participant receiving the award. The Compensation Committee recommends, in its discretion, the form, number, and terms of equity based awards, and the full Board of Directors approves the awards.

There were no awards granted to the named executive officers under the Omnibus Plan during the fiscal year ended June 30, 2013.

The following table sets forth certain information about options under the Company’s equity compensation plans that remain unexercised at June 30, 2013. As of that date, no other forms of equity awards were outstanding.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable [1]	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date [2]
Marc L. Dulude	278,550 69,638	278,550 208,912	[2] [3]	$ $	0.70 0.80	5/10/2021 5/21/2022
Lawrence Rychlak	100,000 100,000 50,000 100,000 139,275 34,819	-0- -0- -0- -0- 139,275 104,456	[4] [5]	$ $ $ $ $ $	0.50 1.05 1.71 0.84 0.70 0.80	5/9/2015 10/20/2015 9/29/2016 10/29/2017 5/11/2021 5/21/2022
Robert F. Heeg	139,275 34,819	139,275 104,456	[4] [5]	$ $	0.70 0.80	5/10/2021 5/21/2022

(1)	In accordance with the terms of the stock option agreements, all outstanding equity awards held by Mr. Rychlak as of the date of the Merger became vested upon closing of the Merger.
(2)	139,275 shares become vested each May 10, 2013, 2014 and 2015.
(3)	69,638 shares become vested each May 13, 2013, 2014, 2015 and 2016.
(4)	69,638 shares become vested each May 10, 2013, 2014 and 2015.
(5)	34,819 shares become vested each May 13, 2013, 2014, 2015 and 2016.

Retirement Benefits

The Company has a defined contribution savings plan under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan is a defined contribution plan, which covers substantially all U.S.-based employees of the Company, or its wholly-owned subsidiaries, who have completed three months of service. Participants may elect a pre-tax payroll deduction up to $16,500 (if under age 50), or $22,000 (if age 50 or older by December 31st of any calendar year). The 401(k) Plan provides that the Company will match 100% of the participant salary deferrals up to 3% of a participant’s compensation and 50% of the next 2% of a participant’s compensation, or a total possible maximum matching contribution of 4% of a participant’s compensation, for all participants. The Company may also make discretionary profit-sharing contributions to the 401(k) Plan for all participants who are employed on the last day of the plan year but has not done so for the plan year ended December 31, 2012.

APPROVAL (BY NON-BINDING ADVISORY VOTE) OF EXECUTIVE COMPENSATION (Proposal 2)

The Company is providing its stockholders with the opportunity to approve or disapprove the compensation paid to its named executive officers for fiscal year 2013, as discussed in this proxy statement pursuant to Item 402 of the SEC’s Regulation S-K (commonly referred to as the “Say-on-Pay Vote”). Although this advisory vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board of Directors nevertheless believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The section of this proxy statement entitled “EXECUTIVE COMPENSATION” contains the information required by Item 402 of Regulation S-K and discusses in detail the Company’s executive compensation program and the compensation that was earned by, awarded to or paid to the Company’s named executive officers in fiscal year 2013.

The Board of Directors believes that the Company’s compensation policies and procedures are reasonable in comparison both to similarly-sized companies in our industry and to the Company’s performance during fiscal year 2013. The Board of Directors also believes that the Company’s compensation program aligns executive officers with the interests of stockholders in the long-term value of the Company as well as the components that drive long-term value.

At the annual meeting, stockholders will be asked to adopt the following non-binding advisory resolution:

RESOLVED, that the compensation paid to the named executive officers of Rand Worldwide, Inc., as disclosed in its definitive proxy statement for the 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including in the section entitled “EXECUTIVE COMPENSATION”, is hereby approved.

Interests of Executive Officers

Because this advisory vote relates to, and may impact, the Company’s executive compensation policies and practices, the Company’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required

The adoption of the foregoing resolution requires the affirmative vote of a majority of the sum of (i) the outstanding shares of Common Stock that are present in person or represented by proxy at the annual meeting and entitled to vote thereon, and (ii) the shares of Common Stock into which the Outstanding Preferred Shares are convertible as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Because your vote is advisory, it will not be binding on the Board of Directors or its Compensation Committee, overrule any decision made by the Board or its Compensation Committee, or create or imply any additional fiduciary duty by the Board or its Compensation Committee. The Board and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” approval of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item  402 of Regulation S-K.

RECOMMENDATION (BY NON-BINDING ADVISORY VOTE) ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES (Proposal 3)

As discussed in Proposal 2, stockholders are being provided with the opportunity to approve, by advisory vote, the compensation of the Company’s named executive officers. This Proposal 3 affords stockholders the opportunity to recommend, by non-binding advisory vote, the frequency with which future Say-on-Pay Votes should be submitted to stockholders for consideration. Stockholders will be given the choice to recommend that future Say-on-Pay Votes be submitted for consideration every year, every two years or every three years.

The Board of Directors believes that stockholders should have the opportunity to express their views on the Company’s compensation program and policies for its named executive officers every three years. The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by stockholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

Required Vote

The recommendation, by advisory vote, regarding the frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration will be determined based on the option (every one year, two years or three years) that receives a majority of all votes cast at the Annual Meeting.

Because your vote on this Proposal 3 is advisory, it will not be binding on the Board of Directors, overrule any decision made by the Board, or create or imply any additional fiduciary duty by the Board. The Board may, however, take into account the outcome of the vote on this Proposal 3 when considering its policy on the frequency of future Say-on-Pay Votes.

Board Recommendation

The Board recommends that stockholders vote to hold future Say-on-Pay Votes every three years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires directors and executive officers of the Company and each person who beneficially owns more than ten percent of the outstanding shares of Common Stock to file with the SEC an initial report of beneficial ownership on Form 3 and reports with respect to subsequent changes in beneficial ownership of such securities on Form 4 or Form 5. To the Company’s knowledge, based solely upon the review of the copies of such reports furnished to the Company, these persons timely filed all reports required by Section 16(a) during the fiscal year ended June  30, 2013.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company and its subsidiaries for fiscal year ended June 30, 2013.

The Audit Committee has discussed with Stegman & Company, the Company’s independent registered public accounting firm (“Stegman”), the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Stegman required by applicable requirements of the PCAOB regarding Stegman’s communications with the Audit Committee concerning independence, and has discussed Stegman’s independence with them.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended June 30, 2013 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC.

By:	AUDIT COMMITTEE

Charlie Yie, Chair
Peter H. Kamin

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stegman & Company audited the Company’s consolidated financial statements for the years ended June 30, 2013 and 2012, and the Audit Committee has again selected the firm of Stegman & Company (“Stegman”) to serve as the Company’s independent registered public accounting firm for fiscal year 2014.

ACCOUNTING FEES AND SERVICES

The following is a description of the fees billed to the Company during the fiscal year ended June 30, 2013 and 2012 by Stegman.

Audit Fees

Audit fees include fees paid to Stegman in connection with the annual audit of the Company’s consolidated financial statements and the review of interim financial statements. Audit fees also include fees for services performed by Stegman that are closely related to the audit and in many cases could only be provided by Stegman. Such services include consents related to SEC and other regulatory filings. The aggregate audit fees billed or expected to be billed to the Company by Stegman for the years ended June 30, 2013 and 2012 totaled $153,000 and $163,000, respectively.

Audit Related Fees

Audit related fees include fees paid to Stegman for due diligence services related to accounting consultations, internal control reviews, and employee benefit plan audits. There were not audit related fees billed or expected to be billed to us by Stegman for the years ended June 30, 2013 and 2012.

Tax Fees

Tax fees include fees paid to Stegman for corporate tax compliance, counsel and advisory services. The aggregate tax fees billed or expected to be billed to the Company by Stegman for the years ended June 30, 2013 and 2012 totaled $42,000 and $40,000, respectively.

All Other Fees

There were no other services provided to the Company by Stegman during the years ended June 30, 2013 or 2012.

Approval of Independent Auditor Services and Fees

The Audit Committee reviews all fees charged by our independent registered public accounting firm, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by our independent registered public accounting firm and fees charged, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. All of the services described above performed by Stegman were pre-approved by the Audit Committee, and none of the fees described above were paid to Stegman pursuant to the “de minimis” exception to the foregoing pre-approval policy.

The Audit Committee has considered the nature and amount of fees billed by Stegman, and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Stegman’s independence, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and its subsidiaries have adopted policies and procedures to ensure that related party transactions are reviewed for potential conflicts of interest and that related party transactions are disclosed in SEC reports as and when required by applicable securities laws and regulations. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee, or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company. Every related party transaction is reviewed by the Company’s Chief Financial Officer and is disclosed to and reviewed by the Board of Directors and is documented in the Corporate minutes. In addition to the Board’s general duties of care and loyalty, the General Corporation Law of the State of Delaware requires the Board to review and approve loans that the Company makes to employees and officers to ensure that such loans will benefit the Company.

There were no related party transactions during the last two fiscal years, and no related party transaction is currently contemplated for the current fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any other matter which may be presented for action at the 2013 Annual Meeting of Stockholders, but should any other matter requiring a vote of the stockholders arise at the 2013 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, such discretionary authority to do so being included in the proxy.

As a matter of policy, the Company will afford confidentiality to the votes of individual stockholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain a tabulator to receive and tabulate the proxies and ballots and an inspector of election to certify the results. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting, who will also determine whether or not a quorum is present.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2014 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than June 6, 2014 (120 days before the date of mailing based on this year’s proxy statement date), and must meet all other requirements for inclusion in the proxy statement. As provided in the Company’s Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2014 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices no earlier than August 8, 2014 and no later than September 7, 2014 (not more than 90 days nor less than 60 days before the first anniversary of the this year’s annual meeting). Additional time constraints are applicable where the date of the annual meeting is changed. Proposals received by the Company outside of these timelines will be considered untimely. If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

FINANCIAL STATEMENTS

A copy of the Annual Report of Rand Worldwide, Inc. on Form 10-K for the year ended June 30, 2013, which contains audited financial statements for the year ended June 30, 2013, accompanies this proxy statement. The Form 10-K may also be obtained without charge by visiting the Company’s website at http://annualmeeting.rand.com or upon written request to the Corporate Secretary, Rand Worldwide, Inc., 11201 Dolfield Boulevard, Suite 112, Owings Mills, Maryland 21117.

By Order of the Board of Directors,

Lawrence Rychlak

Secretary

Framingham, Massachusetts

October 2, 2013

To the extent the rules and regulations adopted by the SEC state that certain information included in this proxy statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

ANNUAL MEETING OF SHAREHOLDERS OF

RAND WORLDWIDE, INC.

November 6, 2013

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to be Held on November 6, 2013:

This form of Proxy, the related Proxy Statement, and Rand Worldwide, Inc.’s Annual Report on Form 10-K are available at http://annualmeeting.rand.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20730000000000000000 5

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of Directors:

FOR ALL NOMINEES

FOR WITHHOLD ALL NOMINEES AUTHORITY

(See FOR ALL instructions EXCEPT below)

NOMINEES:

O Richard A. Charpie O Marc L. Dulude O Peter H. Kamin O Manu Parpia O Lawrence Rychlak O Charles D. Yie

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. Adoption of a non-binding advisory resolution approving the compensation of the named executive officers.

For Against Abstain

3. Recommend, by non-binding advisory vote, the frequency of the non-binding stockholder vote on the compensation of the named executive officers.

One year Two years Three years Abstain

This proxy when properly executed will be voted as directed or, if no direction is given, will be voted for all nominees.

Whether or not you expect to attend the meeting, please complete, date, sign, and mail the accompanying form of proxy to the company as promptly as possible in the enclosed envelope. No postage is required for mailing in the United States.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RAND WORLDWIDE, INC.

161 WORCESTER ROAD, SUITE 401 FRAMINGHAM, MA 01701

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marc L. Dulude and Lawrence Rychlak as proxies, each with full power of substitution, to vote as designated on the reverse side, all the shares the undersigned is entitled to vote at the the Annual Meeting of Stockholders of Rand Worldwide, Inc. (the “Company”) will be held at the Company’s offices located at 161 Worcester Road, Suite 401 Framingham, MA 01701 on Wednesday, November 6, 2013 at 9:00 a.m., local time, for the following purposes

(Continued and to be signed on the reverse side)

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